EXHIBIT (4)(ii)6






--------------------------------------------------------------------------------

                       DISCHARGE, RELEASE AND CANCELLATION

                                       OF

                              INDENTURE OF MORTGAGE

                           Dated as of January 1, 1927

              and the Twenty-eight Supplemental Indentures thereto

                                      from

                              THE BANK OF NEW YORK

                      (FORMERLY NAMED IRVING TRUST COMPANY)

                                    TRUSTEE,

                                       to

                    CENTRAL HUDSON GAS & ELECTRIC CORPORATION





--------------------------------------------------------------------------------
                    Prepared by: Gould & Wilkie LLP
                                 One Chase Manhattan Plaza
                                 New York, New York 10005-1401

       KNOW ALL MEN BY THESE PRESENTS, That:

       WHEREAS, CENTRAL HUDSON GAS & ELECTRIC CORPORATION, a corporation of the State of New York, hereinafter called the "Company", executed and delivered to IRVING TRUST COMPANY (now THE BANK OF NEW YORK), as Trustee ("Trustee"), a certain Indenture of Mortgage ("Original Mortgage"), dated as of January 1, 1927, as thereafter supplemented and amended by twenty-eight supplemental indentures thereto ("Supplemental Indentures") (as so supplemented and amended, hereinafter called the "Mortgage"), mortgaging and subjecting to the lien thereof certain property, as therein set forth, to secure the payment of bonds issuable under the Mortgage in series as therein provided; and

       WHEREAS, the Original Mortgage and said twenty-eight supplemental Indentures thereto were recorded with the offices of the County Clerks of the Counties of Albany, Columbia, Dutchess, Greene, Orange, Oswego (except as set forth in Exhibit A hereto), Putnam, Sullivan, Ulster and Westchester in the State of New York, and were filed with Uniform Commercial Code financing statements covering personal property and fixtures subject to the Mortgage with the office of the Secretary of State of the State of New York, as more particularly set forth in Exhibit A hereto; and

       WHEREAS, the Company executed and delivered, to the Trustee or successor trustee to wit: the Supplemental Indenture dated as of March 1, 1935, the Second Supplemental Indenture dated as of June 1, 1937, the Third Supplemental Indenture dated as of April 1, 1940, the Fourth Supplemental Indenture dated as of March 1, 1941, the Fifth Supplemental Indenture dated as of December 1, 1950, the Sixth Supplemental Indenture dated as of December 1, 1952, the Seventh
Supplemental Indenture dated as of October 1, 1954, the Eighth Supplemental Indenture dated as of May 15, 1958, the Ninth Supplemental Indenture dated as of December 1, 1967, the Tenth Supplemental Indenture dated as of January 15, 1969, the Eleventh Supplemental Indenture dated as of June 1, 1970, the Twelfth Supplemental Indenture dated as of February 1, 1972, the Thirteenth Supplemental Indenture dated as of April 15, 1974, the Fourteenth Supplemental Indenture dated as of November 1, 1975, the Fifteenth

Supplemental Indenture dated as of June 1, 1977, the Sixteenth Supplemental Indenture dated as of September 15, 1979, the Seventeenth Supplemental Indenture dated as of May 15, 1980, the Eighteenth Supplemental Indenture dated as of November 15, 1980, the Nineteenth Supplemental Indenture dated as of August 15, 1981, the Twentieth Supplemental Indenture dated as of September 1, 1982, the Twenty-First Supplemental Indenture dated as of November 22, 1982, the Twenty-Second Supplemental Indenture dated as of May 24, 1984, the Twenty-Third Supplemental Indenture dated as of June 15, 1985, the Twenty-Fourth Supplemental Indenture dated as of September 1, 1986, the Twenty-Fifth Supplemental Indenture dated as of December 1, 1988, the Twenty-Sixth Supplemental Indenture dated as of May 1, 1991, the Twenty-Seventh Supplemental Indenture dated as of May 15, 1992 and the Twenty-Eighth Supplemental Indenture dated as of May 1, 1995; all of which were recorded with the offices of the Clerks of the above-referenced counties (except in Oswego County as set forth in Exhibit A hereto) in the State of New York; and

       WHEREAS, there are now issued and outstanding under the Mortgage the following tranches of the Company's Secured Medium-Term Notes, Series A:

                 PRINCIPAL         INTEREST RATE    STATED MATURITY

                $10,000,000            8.12%            8/29/22
                 10,000,000            8.14%            8/29/22
                  5,000,000            7.97%            6/11/03
                    500,000            7.97%            6/13/03
                  9,500,000            6.46%            8/11/03
                -----------
                $35,000,000


       WHEREAS, Article XVI of the Mortgage provides for defeasance by the Company of the Mortgage; and

       WHEREAS, the Company has complied with the provisions of Article XVI of the Mortgage.

       NOW, THEREFORE, THE BANK OF NEW YORK, as Trustee, as aforesaid, in consideration of the premises and pursuant to the authority vested in them as Trustee under the Mortgage, has released, remised and quitclaimed, and by these presents does release, remise and quitclaim, unto the Company, its successors and assigns, forever, all the estate, right, title and interest of said Trustee in and to any and all properties at any time subject to the lien of the Mortgage, of whatsoever kind or description, whether owned by the Company at the date of the Mortgage or thereafter acquired or owned by it, to have and to hold unto the Company=s own use, benefit and behoof forever, free, clear and discharged of and from any and all liens, mortgages, encumbrances and claims of any kind under and by virtue of the Mortgage.

       THE BANK OF NEW YORK, as Trustee, as aforesaid, hereby discharges the Mortgage, and the lien thereof, and grants a full and complete release, satisfaction, cancellation and discharge of the Mortgage, and all liens created thereby may be cancelled, erased, discharged satisfied and released of record, and does authorize and require any recording officer in whose office the Original Mortgage or any said Supplemental Indenture thereto shall have been recorded to cancel and erase from the records of his or her office the inscriptions of the Original Mortgage and any and all of the aforesaid First through Twenty-Eighth Supplemental Indentures thereto in the counties in which the Company owns property upon such records, and in particular the said Trustee does hereby authorize and require each of the Clerks of the above-referenced counties in the State of New York to cancel and erase from the mortgage records of their office the inscriptions of the Original Mortgage and any and all of said Supplemental Indentures thereto in their respective books and folios.

       The Bank of New York, as Trustee, as aforesaid, hereby consents to and authorizes the Company to file, on behalf of said Trustee, with the office of the Secretary of State of the State of New York an appropriate form or forms under the New York Uniform Commercial Code terminating the effectiveness of each financing statement filed with respect to the security interest of the Trustee under the Original Mortgage and said Supplemental Indentures.

       The recitals contained in this instrument are not made by THE BANK OF NEW YORK, as Trustee, and said Trustee assumes no responsibility in respect thereof, and this instrument is made without warranty by and without recourse to said Trustee in any event whatsoever.

       This instrument may be executed in any number of multiple counterparts, and all said counterparts so executed, each as an original, shall constitute but one and the same instrument.

       IN WITNESS WHEREOF, THE BANK OF NEW YORK has caused its corporate name to be hereunto affixed, and this instrument to be signed and sealed by one of its Assistant Vice Presidents, and its corporate seal to be attested by one of its Assistant Treasurers or one of its Assistant Secretaries, all in the City of New York, as of the 6th day of November, 2001.

                                        THE BANK OF NEW YORK,
                                        as Trustee


                                        By: /s/ MICHAEL C. DALY
                                            ------------------------------------
                                            Name:  Michael C. Daly
                                            Title: Assistant Vice President
Attest:

     /s/ GEOVANNI BARRIS
----------------------------------------


Executed, sealed and delivered by
THE BANK OF NEW YORK in the presence of:

    /s/ MING J. SHIANG
----------------------------------------


   /s/ KISHA A. HOLDER
----------------------------------------

STATE OF NEW YORK  )
                   ) ss.:
COUNTY OF NEW YORK )

       On this 6th day of November, 2001, before me, the undersigned, personally appeared Michael C. Daly, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature on the instrument, the individual(s), or the person on behalf of which the individual(s) acted, executed the instrument.


                                                /s/ WILLIAM J. CASSELS
                                           ---------------------------------
                                                     Notary Public

                                                  WILLIAM J. CASSELS
                                           Notary Public, State of New York
                                                    No. 01CA5027729
                                               Qualified in Bronx County
                                            Commission Expires May 16, 2002
[Seal]

                                    EXHIBIT A

                           RECORDATION INFORMATION FOR
                            INDENTURE OF MORTGAGE OF
                    CENTRAL HUDSON GAS & ELECTRIC CORPORATION
                           DATED AS OF JANUARY 1, 1927
                    -----------------------------------------

                                  ALBANY COUNTY

                                                     BOOK OF              PAGE
DOCUMENT                       DATE FILED            MORTGAGES            NUMBER
--------------------------------------------------------------------------------
Original Mortgage              2/15/27               786                  205
Supp. Indenture                7/22/35               911                  241
2nd Supp. Indenture            9/20/37               926                  380
3rd Supp. Indenture            6/5/40                956                  459
4th Supp. Indenture            5/2/41                969                  198
5th Supp. Indenture            12/18/50              1227                 1
6th Supp. Indenture            12/18/52              1316                 199
7th Supp. Indenture            11/3/54               1396                 389
8th Supp. Indenture            5/29/58               1547                 457
9th Supp. Indenture            1/4/68                1919                 301
10th Supp. Indenture           1/23/69               1954                 215
11th Supp. Indenture           6/10/70               1991                 447
12th Supp. Indenture           2/17/72               2020                 25
13th Supp. Indenture           4/24/74               2057                 709
14th Supp. Indenture           11/13/75              2083                 301
15th Supp. Indenture           6/9/77                2111                 873
16th Supp. Indenture           9/27/79               2165                 919
17th Supp. Indenture           5/22/80               2178                 415
18th Supp. Indenture           12/3/80               2190                 552
19th Supp. Indenture           8/26/81               2207                 237
20th Supp. Indenture           9/30/82               2229                 765

                                    EXHIBIT A
                                    ---------
                                   (Continued)

                           RECORDATION INFORMATION FOR
                            INDENTURE OF MORTGAGE OF
                    CENTRAL HUDSON GAS & ELECTRIC CORPORATION
                           DATED AS OF JANUARY 1, 1927
                    -----------------------------------------

                                  ALBANY COUNTY
                                   (Continued)


                                                     BOOK OF              PAGE
DOCUMENT                       DATE FILED            MORTGAGES            NUMBER
--------------------------------------------------------------------------------
21st Supp. Indenture           11/23/82              2233                 630
22nd Supp. Indenture           5/25/84               2293                 63
23rd Supp. Indenture           7/1/85                2348                 433
24th Supp. Indenture           9/4/86                2436                 279
25th Supp. Indenture           12/14/88              2644                 1005
26th Supp. Indenture           5/14/91               2824                 108
27th Supp. Indenture           6/1/92                2934                 226
28th Supp. Indenture           5/17/95               3309                 184

                                    EXHIBIT A
                                    ---------
                                   (Continued)

                           RECORDATION INFORMATION FOR
                            INDENTURE OF MORTGAGE OF
                    CENTRAL HUDSON GAS & ELECTRIC CORPORATION
                           DATED AS OF JANUARY 1, 1927
                    -----------------------------------------

                                 COLUMBIA COUNTY


                                                     BOOK OF              PAGE
DOCUMENT                       DATE FILED            MORTGAGES            NUMBER
--------------------------------------------------------------------------------
Original Mortgage              2/15/27               131                  404
Supp. Indenture                7/22/35               149                  225
2nd Supp. Indenture            9/20/37               153                  424
3rd Supp. Indenture            6/5/40                159                  57
4th Supp. Indenture            5/2/41                161                  260
5th Supp. Indenture            12/18/50              196                  38
6th Supp. Indenture            12/18/52              206                  518
7th Supp. Indenture            11/3/54               216                  135
8th Supp. Indenture            5/29/58               238                  64
9th Supp. Indenture            1/4/68                307                  185
10th Supp. Indenture           1/23/69               315                  227
11th Supp. Indenture           6/10/70               325                  48
12th Supp. Indenture           2/17/72               338                  693
13th Supp. Indenture           4/24/74               353                  481
14th Supp. Indenture           11/13/75              363                  122
15th Supp. Indenture           6/9/77                370                  1125
16th Supp. Indenture           9/27/79               384                  420
17th Supp. Indenture           5/22/80               387                  1021
18th Supp. Indenture           12/3/80               390                  827
19th Supp. Indenture           8/26/81               394                  303
20th Supp. Indenture           9/30/82               399                  655

                                    EXHIBIT A
                                    ---------
                                   (Continued)

                           RECORDATION INFORMATION FOR
                            INDENTURE OF MORTGAGE OF
                    CENTRAL HUDSON GAS & ELECTRIC CORPORATION
                           DATED AS OF JANUARY 1, 1927
                    -----------------------------------------

                                 COLUMBIA COUNTY
                                   (Continued)

                                                     BOOK OF              PAGE
DOCUMENT                       DATE FILED            MORTGAGES            NUMBER
--------------------------------------------------------------------------------
21st Supp. Indenture           11/23/82              400                  672
22nd Supp. Indenture           5/25/84               412                  951
23rd Supp. Indenture           7/1/85                424                  23
24th Supp. Indenture           9/4/86                441                  9
25th Supp. Indenture           12/14/88              483                  855
26th Supp. Indenture           5/14/91               600                  33
27th Supp. Indenture           6/1/92                672                  261
28th Supp. Indenture           5/17/95               981                  46

                                    EXHIBIT A
                                    ---------
                                   (Continued)

                           RECORDATION INFORMATION FOR
                            INDENTURE OF MORTGAGE OF
                    CENTRAL HUDSON GAS & ELECTRIC CORPORATION
                           DATED AS OF JANUARY 1, 1927
                    -----------------------------------------

                                 DUTCHESS COUNTY


                                                     BOOK OF              PAGE
DOCUMENT                       DATE FILED            MORTGAGES            NUMBER
--------------------------------------------------------------------------------
Original Mortgage              2/15/27               355                  1
Supp. Indenture                7/22/35               404                  2
2nd Supp. Indenture            9/20/37               412                  1
3rd Supp. Indenture            6/5/40                424                  1
4th Supp. Indenture            5/2/41                429                  202
5th Supp. Indenture            12/18/50              548                  538
6th Supp. Indenture            12/17/52              593                  300
7th Supp. Indenture            11/1/54               641                  585
8th Supp. Indenture            5/29/58               739                  288
9th Supp. Indenture            1/4/68                994                  438
10th Supp. Indenture           1/23/69               1010                 812
11th Supp. Indenture           6/10/70               1031                 726
12th Supp. Indenture           2/17/72               1062                 152
13th Supp. Indenture           4/24/74               1112                 281
14th Supp. Indenture           11/13/75              1144                 756
15th Supp. Indenture           6/9/77                1178                 302
16th Supp. Indenture           9/27/79               1250                 5
17th Supp. Indenture           5/22/80               1268                 880
18th Supp. Indenture           12/3/80               1283                 89
19th Supp. Indenture           8/26/81               1301                 842
20th Supp. Indenture           9/30/82               1329                 313

                                    EXHIBIT A
                                    ---------
                                   (Continued)

                           RECORDATION INFORMATION FOR
                            INDENTURE OF MORTGAGE OF
                    CENTRAL HUDSON GAS & ELECTRIC CORPORATION
                           DATED AS OF JANUARY 1, 1927
                    -----------------------------------------

                                 DUTCHESS COUNTY
                                   (Continued)


                                                     BOOK OF              PAGE
DOCUMENT                       DATE FILED            MORTGAGES            NUMBER
--------------------------------------------------------------------------------
21st Supp. Indenture           11/23/82              1334                 295
22nd Supp. Indenture           5/25/84               1419                 322
23rd Supp. Indenture           7/1/85                1492                 650
24th Supp. Indenture           9/4/86                1600                 573
25th Supp. Indenture           12/14/88              1865                 829
26th Supp. Indenture           5/14/91               2053                 540
27th Supp. Indenture           5/29/92               2105                 50.0
28th Supp. Indenture           5/16/95               2236                 103.0

                                    EXHIBIT A
                                    ---------
                                   (Continued)

                           RECORDATION INFORMATION FOR
                            INDENTURE OF MORTGAGE OF
                    CENTRAL HUDSON GAS & ELECTRIC CORPORATION
                           DATED AS OF JANUARY 1, 1927
                    -----------------------------------------

                                  GREENE COUNTY


                                                     BOOK OF              PAGE
DOCUMENT                       DATE FILED            MORTGAGES            NUMBER
--------------------------------------------------------------------------------
Original Mortgage              2/16/27               202                  125
Supp. Indenture                7/22/35               223                  520
2nd Supp. Indenture            9/20/37               229                  71
3rd Supp. Indenture            6/5/40                233                  476
4th Supp. Indenture            5/2/41                235                  244
5th Supp. Indenture            12/18/50              271                  75
6th Supp. Indenture            12/18/52              279                  90
7th Supp. Indenture            11/3/54               287                  478
8th Supp. Indenture            5/29/58               313                  404
9th Supp. Indenture            1/4/68                372                  942
10th Supp. Indenture           1/23/69               377                  363
11th Supp. Indenture           6/10/70               382                  779
12th Supp. Indenture           2/17/72               391                  1032
13th Supp. Indenture           4/24/74               405                  652
14th Supp. Indenture           11/13/75              412                  982
15th Supp. Indenture           6/9/77                420                  825
16th Supp. Indenture           9/27/79               433                  1117
17th Supp. Indenture           5/22/80               436                  832
18th Supp. Indenture           12/3/80               439                  613
19th Supp. Indenture           8/26/81               442                  476
20th Supp. Indenture           9/30/82               448                  118

                                    EXHIBIT A
                                    ---------
                                   (Continued)

                           RECORDATION INFORMATION FOR
                            INDENTURE OF MORTGAGE OF
                    CENTRAL HUDSON GAS & ELECTRIC CORPORATION
                           DATED AS OF JANUARY 1, 1927
                    -----------------------------------------

                                  GREENE COUNTY
                                   (Continued)


                                                     BOOK OF              PAGE
DOCUMENT                       DATE FILED            MORTGAGES            NUMBER
--------------------------------------------------------------------------------
21st Supp. Indenture           11/23/82              451                  222
22nd Supp. Indenture           5/25/84               485                  90
23rd Supp. Indenture           7/1/85                522                  93
24th Supp. Indenture           9/4/86                574                  218
25th Supp. Indenture           12/14/88              709                  329
26th Supp. Indenture           5/14/91               828                  51
27th Supp. Indenture           6/1/92                884                  158
28th Supp. Indenture           5/17/95               1050                 159

                                    EXHIBIT A
                                   (CONTINUED)

                           RECORDATION INFORMATION FOR
                            INDENTURE OF MORTGAGE OF
                    CENTRAL HUDSON GAS & ELECTRIC CORPORATION
                           DATED AS OF JANUARY 1, 1927
                    -----------------------------------------

                                  ORANGE COUNTY


                                                     BOOK OF              PAGE
DOCUMENT                       DATE FILED            MORTGAGES            NUMBER
--------------------------------------------------------------------------------
Original Mortgage              2/15/27               600                  1
Supp. Indenture                7/22/35               682                  26
2nd Supp. Indenture            9/20/37               702                  111
3rd Supp. Indenture            6/5/40                744                  238
4th Supp. Indenture            5/2/41                759                  155
5th Supp. Indenture            12/18/50              1015                 267
6th Supp. Indenture            12/18/52              1070                 108
7th Supp. Indenture            11/3/54               1128                 9
8th Supp. Indenture            5/29/58               1251                 316
9th Supp. Indenture            1/5/68                1507                 31
10th Supp. Indenture           1/23/69               1527                 202
11th Supp. Indenture           6/10/70               1551                 499
12th Supp. Indenture           2/17/72               1587                 956
13th Supp. Indenture           4/24/74               1650                 871
14th Supp. Indenture           11/13/75              1685                 750
15th Supp. Indenture           6/9/77                1719                 877
16th Supp. Indenture           9/27/79               1782                 12
17th Supp. Indenture           5/22/80               1798                 285
18th Supp. Indenture           12/3/80               1811                 978
19th Supp. Indenture           8/26/81               1829                 329
20th Supp. Indenture           9/30/82               1851                 1019

                                    EXHIBIT A
                                    ---------
                                   (Continued)

                           RECORDATION INFORMATION FOR
                            INDENTURE OF MORTGAGE OF
                    CENTRAL HUDSON GAS & ELECTRIC CORPORATION
                           DATED AS OF JANUARY 1, 1927
                    -----------------------------------------

                                  ORANGE COUNTY
                                   (Continued)


                                                     BOOK OF              PAGE
DOCUMENT                       DATE FILED            MORTGAGES            NUMBER
--------------------------------------------------------------------------------
21st Supp. Indenture           11/23/82              1856                 556
22nd Supp. Indenture           5/25/84               1914                 53
23rd Supp. Indenture           7/1/85                2045                 221
24th Supp. Indenture           9/4/86                2373                 307
25th Supp. Indenture           12/14/88              3280                 145
26th Supp. Indenture           5/14/91               3987                 11
27th Supp. Indenture           6/1/92                4301                 210
28th Supp. Indenture           5/17/95               5411                 1

                                    EXHIBIT A
                                   (CONTINUED)

                           RECORDATION INFORMATION FOR
                            INDENTURE OF MORTGAGE OF
                    CENTRAL HUDSON GAS & ELECTRIC CORPORATION
                           DATED AS OF JANUARY 1, 1927
                    -----------------------------------------

                                  OSWEGO COUNTY


                                                     BOOK OF              PAGE
DOCUMENT                       DATE FILED            MORTGAGES            NUMBER
--------------------------------------------------------------------------------
Original Mortgage              9/19/79               677                  586
Supp. Indenture
2nd Supp. Indenture
3rd Supp. Indenture
4th Supp. Indenture
5th Supp. Indenture
6th Supp. Indenture
7th Supp. Indenture
8th Supp. Indenture
9th Supp. Indenture
10th Supp. Indenture
11th Supp. Indenture
12th Supp. Indenture
13th Supp. Indenture
14th Supp. Indenture
15th Supp. Indenture
16th Supp. Indenture           9/27/79               678                  408
17th Supp. Indenture           5/22/80               682                  611
18th Supp. Indenture           12/3/80               686                  225
19th Supp. Indenture           8/26/81               694                  38
20th Supp. Indenture           9/30/82               717                  269

                                    EXHIBIT A
                                    ---------
                                   (Continued)

                           RECORDATION INFORMATION FOR
                            INDENTURE OF MORTGAGE OF
                    CENTRAL HUDSON GAS & ELECTRIC CORPORATION
                           DATED AS OF JANUARY 1, 1927
                    -----------------------------------------

                                  OSWEGO COUNTY
                                   (Continued)


                                                     BOOK OF              PAGE
DOCUMENT                       DATE FILED            MORTGAGES            NUMBER
--------------------------------------------------------------------------------
21st Supp. Indenture           11/24/82              722                   62
22nd Supp. Indenture           5/29/84               778                   263
23rd Supp. Indenture           7/1/85                828                   10
24th Supp. Indenture           9/4/86                897                   92
25th Supp. Indenture           12/14/88              1069                  343
26th Supp. Indenture           5/14/91               1243                  144
27th Supp. Indenture           6/1/92                1338                  080
28th Supp. Indenture           5/17/95               1658                  147

                                    EXHIBIT A
                                   (CONTINUED)

                           RECORDATION INFORMATION FOR
                            INDENTURE OF MORTGAGE OF
                    CENTRAL HUDSON GAS & ELECTRIC CORPORATION
                           DATED AS OF JANUARY 1, 1927
                    -----------------------------------------

                                  PUTNAM COUNTY


                                                     BOOK OF              PAGE
DOCUMENT                       DATE FILED            MORTGAGES            NUMBER
--------------------------------------------------------------------------------
Original Mortgage              2/15/27               93                   320
Supp. Indenture                7/22/35               118                  453
2nd Supp. Indenture            9/20/37               124                  127
3rd Supp. Indenture            6/5/40                131                  174
4th Supp. Indenture            5/2/41                134                  323
5th Supp. Indenture            12/18/50              186                  8
6th Supp. Indenture            12/18/52              202                  250
7th Supp. Indenture            11/1/54               219                  295
8th Supp. Indenture            5/29/58               254                  269
9th Supp. Indenture            1/9/68                388                  339
10th Supp. Indenture           1/23/69               398                  1008
11th Supp. Indenture           6/10/70               408                  790
12th Supp. Indenture           2/17/72               422                  208
13th Supp. Indenture           4/24/74               441                  1128
14th Supp. Indenture           11/13/75              454                  902
15th Supp. Indenture           6/9/77                467                  301
16th Supp. Indenture           9/27/79               493                  745
17th Supp. Indenture           5/22/80               500                  613
18th Supp. Indenture           12/3/80               505                  227
19th Supp. Indenture           8/26/81               511                  981
20th Supp. Indenture           9/30/82               520                 1049

                                    EXHIBIT A
                                    ---------
                                   (Continued)

                           RECORDATION INFORMATION FOR
                            INDENTURE OF MORTGAGE OF
                    CENTRAL HUDSON GAS & ELECTRIC CORPORATION
                           DATED AS OF JANUARY 1, 1927
                    -----------------------------------------

                                  PUTNAM COUNTY
                                   (Continued)


                                                     BOOK OF              PAGE
DOCUMENT                       DATE FILED            MORTGAGES            NUMBER
--------------------------------------------------------------------------------
21st Supp. Indenture           11/23/82              522                  437
22nd Supp. Indenture           5/25/84               580                  301
23rd Supp. Indenture           7/1/85                669                  001
24th Supp. Indenture           9/4/86                804                  85
25th Supp. Indenture           12/14/88              1146                 166
26th Supp. Indenture           5/14/91               1390                 69
27th Supp. Indenture           6/1/92                1520                 278
28th Supp. Indenture           5/17/95               2062                 166

                                    EXHIBIT A
                                   (CONTINUED)

                           RECORDATION INFORMATION FOR
                            INDENTURE OF MORTGAGE OF
                    CENTRAL HUDSON GAS & ELECTRIC CORPORATION
                           DATED AS OF JANUARY 1, 1927
                    -----------------------------------------

                                 SULLIVAN COUNTY


                                                     BOOK OF              PAGE
DOCUMENT                       DATE FILED            MORTGAGES            NUMBER
--------------------------------------------------------------------------------
Original Mortgage
Supp. Indenture                7/22/35               275                  54
2nd Supp. Indenture            9/20/37               288                  6
3rd Supp. Indenture            6/5/40                306                  477
4th Supp. Indenture            5/2/41                312                  391
5th Supp. Indenture            12/18/50              410                  161
6th Supp. Indenture            12/18/52              444                  183
7th Supp. Indenture            11/3/54               484                  21
8th Supp. Indenture            5/29/58               551                  275
9th Supp. Indenture            1/5/68                735                  667
10th Supp. Indenture           1/23/69               744                  402
11th Supp. Indenture           6/10/70               755                  1089
12th Supp. Indenture           2/17/72               775                  228
13th Supp. Indenture           4/24/74               806                  375
14th Supp. Indenture           11/13/75              825                  1004
15th Supp. Indenture           6/9/77                873                  23
16th Supp. Indenture           9/27/79               947                  58
17th Supp. Indenture           5/22/80               965                  1
18th Supp. Indenture           12/3/80               982                  199
19th Supp. Indenture           8/26/81               1003                 30
20th Supp. Indenture           9/30/82               1035                 304

                                    EXHIBIT A
                                    ---------
                                   (Continued)

                           RECORDATION INFORMATION FOR
                            INDENTURE OF MORTGAGE OF
                    CENTRAL HUDSON GAS & ELECTRIC CORPORATION
                           DATED AS OF JANUARY 1, 1927
                    -----------------------------------------

                                 SULLIVAN COUNTY
                                   (Continued)


                                                     BOOK OF              PAGE
DOCUMENT                       DATE FILED            MORTGAGES            NUMBER
--------------------------------------------------------------------------------
21st Supp. Indenture           11/23/82              1040                 238
22nd Supp. Indenture           5/25/84               1096                 184
23rd Supp. Indenture           7/1/85                1148                 36
24th Supp. Indenture           9/4/86                1220                 198
25th Supp. Indenture           12/14/88              1396                 675
26th Supp. Indenture           5/14/91               1522                 153
27th Supp. Indenture           6/1/92                1591                 133
28th Supp. Indenture           5/17/95               1807                 380

                                    EXHIBIT A
                                   (CONTINUED)

                           RECORDATION INFORMATION FOR
                            INDENTURE OF MORTGAGE OF
                    CENTRAL HUDSON GAS & ELECTRIC CORPORATION
                           DATED AS OF JANUARY 1, 1927
                    -----------------------------------------

                                  ULSTER COUNTY


                                                     BOOK OF              PAGE
DOCUMENT                       DATE FILED            MORTGAGES            NUMBER
--------------------------------------------------------------------------------
Original Mortgage              2/16/27               371                  75
1st Supp. Indenture            7/22/35               419                  495
2nd Supp. Indenture            9/20/37               430                  558
3rd Supp. Indenture            6/5/40                446                  129
4th Supp. Indenture            5/2/41                452                  2
5th Supp. Indenture            12/18/50              606                  46
6th Supp. Indenture            12/18/52              657                  283
7th Supp. Indenture            11/3/54               709                  251
8th Supp. Indenture            5/29/58               825                  248
9th Supp. Indenture            1/4/68                983                  478
10th Supp. Indenture           1/23/69               996                  824
11th Supp. Indenture           6/10/70               1011                 1155
12th Supp. Indenture           2/17/72               1035                 614
13th Supp. Indenture           4/24/74               1072                 355
14th Supp. Indenture           11/13/75              1096                 375
15th Supp. Indenture           6/9/77                1118                 1129
16th Supp. Indenture           9/27/79               1156                 305
17th Supp. Indenture           5/22/80               1166                 369
18th Supp. Indenture           12/3/80               1175                 281
19th Supp. Indenture           8/26/81               1186                 19
20th Supp. Indenture           9/30/82               1202                 1135

                                    EXHIBIT A
                                    ---------
                                   (Continued)

                           RECORDATION INFORMATION FOR
                            INDENTURE OF MORTGAGE OF
                    CENTRAL HUDSON GAS & ELECTRIC CORPORATION
                           DATED AS OF JANUARY 1, 1927
                    -----------------------------------------

                                  ULSTER COUNTY
                                   (Continued)


                                                     BOOK OF              PAGE
DOCUMENT                       DATE FILED            MORTGAGES            NUMBER
--------------------------------------------------------------------------------
21st Supp. Indenture           11/23/82              1205                 1118
22nd Supp. Indenture           5/25/84               1248                 1
23rd Supp. Indenture           7/1/85                1282                 1006
24th Supp. Indenture           9/4/86                1452                 81
25th Supp. Indenture           12/14/88              1922                 232
26th Supp. Indenture           5/14/91               2322                 183
27th Supp. Indenture           6/1/92                2524                 129
28th Supp. Indenture           5/17/95               3197                 170

                                    EXHIBIT A
                                   (CONTINUED)

                           RECORDATION INFORMATION FOR
                            INDENTURE OF MORTGAGE OF
                    CENTRAL HUDSON GAS & ELECTRIC CORPORATION
                           DATED AS OF JANUARY 1, 1927
                    -----------------------------------------

                               WESTCHESTER COUNTY


                                                    BOOK OF              PAGE
DOCUMENT                       DATE FILED           MORTGAGES            NUMBER
--------------------------------------------------------------------------------
Original Mortgage              1/12/68              46                   1
Supp. Indenture                1/12/68              46                   124
2nd Supp. Indenture            1/12/68              46                   158
3rd Supp. Indenture            1/12/68              46                   188
4th Supp. Indenture            1/12/68              46                   266
5th Supp. Indenture            1/12/68              46                   428
6th Supp. Indenture            1/12/68              46                   504
7th Supp. Indenture            1/12/68              46                   530
8th Supp. Indenture            1/12/68              46                   558
9th Supp. Indenture            1/12/68              46                   601
10th Supp. Indenture           1/23/69              47                   139
11th Supp. Indenture           6/10/70              7295                 100
12th Supp. Indenture           2/17/72              7414                 449
13th Supp. Indenture           4/24/74              7589                 1
14th Supp. Indenture           11/13/75             7704                 644
15th Supp. Indenture           6/9/77               7823                 239
16th Supp. Indenture           9/27/79              8095                 631
17th Supp. Indenture           5/22/80              8158                 710
18th Supp. Indenture           12/3/80              54                   735
19th Supp. Indenture           8/26/81              8277                 158
20th Supp. Indenture           9/30/82              8378                 439

                                    EXHIBIT A
                                    ---------
                                   (Continued)

                           RECORDATION INFORMATION FOR
                            INDENTURE OF MORTGAGE OF
                    CENTRAL HUDSON GAS & ELECTRIC CORPORATION
                           DATED AS OF JANUARY 1, 1927
                    -----------------------------------------

                               WESTCHESTER COUNTY
                                   (Continued)


                                                    BOOK OF              PAGE
DOCUMENT                       DATE FILED           MORTGAGES            NUMBER
--------------------------------------------------------------------------------
21st Supp. Indenture           11/23/82             8395                 712
22nd Supp. Indenture           5/29/84              8713                 323
23rd Supp. Indenture           7/1/85               9191                 156
24th Supp. Indenture           9/4/86               10231                35
25th Supp. Indenture           12/14/88             12810                237
26th Supp. Indenture           5/14/91              14546                140
27th Supp. Indenture           6/1/92               15829                83
28th Supp. Indenture           5/18/95              20563                31


                                       2